LEHMAN BROTHERS

Transaction

Date:

28 September, 2005

To:

Lehman XS Trust Mortgage Pass-Through Certificates, Series 2005-4

Attention:

c/o LaSalle Bank National Association

111 Wall Street, 14th Floor/Zone 3

New York, NY 10005

From:

Lehman Brothers Special Financing Inc.

Transaction Management Group

Facsimile:

646-885-9551

Telephone:

212-526-9570 (Louis Bardos)

Ref. Numbers:   Risk ID: 1033627L / Effort ID: 737198 / Global Deal ID: 2271589

SUBJECT:

 CAP TRANSACTION

Dear Sir or Madam:

The purpose of this communication is to set forth the terms and conditions of the interest rate transaction that has been entered into on the Trade Date referred to below (the “Transaction”), between Lehman Brothers Special Financing Inc. (“Party A”) and Lehman XS Trust Mortgage Pass-Through Certificates, Series 2005-4, a common law trust (the “Trust” or “Party B”) formed under the Trust Agreement (defined below) which is governed by the laws of the State of New York.  This communication constitutes a “Confirmation” as referred to in the Master Agreement specified below.

This Confirmation is subject to and incorporates the terms of the 1992 version of the preprinted multicurrency cross-border form of Master Agreement published by the International Swaps and Derivatives Association, Inc. (“ISDA”) (the “Agreement”), but without regard to any modifications or elections that the parties may be entitled to make pursuant to a Schedule except as provided in the Additional Provisions paragraph herein. All provisions contained in, or incorporated by reference to, the Agreement shall govern this Confirmation except as expressly modified below. In addition, this Confirmation shall itself evidence a complete and binding agreement between you and us as to the terms and conditions of the Transaction to which this Confirmation relates.

This communication incorporates the definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.). In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a “Transaction” shall be deemed to be references to a “Swap Transaction”.

The terms of the particular Transaction to which this Confirmation relates are as follows: LEHMAN

BROTHERS SPECIAL FINANCING INC.

LEHMAN BROTHERS INC.

745 SEVENTH AVENUE, NEW YORK NY 10019

General Terms:
Trade Date:	27 September, 2005
Effective Date:	30 September, 2005
Termination Date:	25 November, 2008, subject to adjustment in accordance with the Modified Following Business Day Convention.
Notional Amount:	USD 88,629,000.00 for the initial Calculation Period and for each Calculation Period thereafter as set forth in Schedule A attached hereto.
Fixed Amounts:
Fixed Amount Payer:	Party B
Fixed Amount Payer Payment Dates:	Inapplicable
Fixed Amount:	By its execution hereof and with effect from the Trade Date above Party A irrevocably acknowledges receipt of all agreed consideration from Party B in respect of this Transaction.
Floating Amounts:
Floating Rate Payer:	Party A
Floating Rate:	The greater of (a) 0% and (b) USD-LIBOR-BBA with a Designated Maturity of one month minus the Strike Rate (as set forth in Schedule A).
Floating Rate Payer Period End Dates:	The twenty-fifth (25th) calendar day of each month, commencing October 25, 2005, subject to adjustment in accordance with the Modified Following Business Day Convention.
Early Payment	One (1) Business Day preceding each Floating Rate Payer Period End Date.
Spread:	Inapplicable
Floating Rate Day Count Fraction:	Actual/360
Reset Dates:	The first day of each Calculation Period
Business Days:	New York
Miscellaneous:
Calculation Agent:	Party A
Governing Law:	New York, without reference to choice of law doctrine.
Transfer:

Notwithstanding Section 7 of the Agreement, Party A may assign its rights and obligations under this Transaction, in whole and not in part, to any Affiliate of Lehman Brothers Holdings Inc. (“Holdings”) effective upon delivery to Party B of the full unconditional guarantee by Holdings, in favor of Party B, of the obligations of such Affiliate.

Termination Currency:	USD

Additional Provisions:

1.

The “Cross Default” provisions of Section 5(a)(vi) of the Master Agreement will not apply.

2.

The “Credit Event Upon Merger” provisions of Section 5(b)(iv) of the Master Agreement will not apply.

3.

The "Automatic Early Termination" provisions of Section 6(a) will not apply.

4.

"Specified Entity" will not apply to either Party A or Party B.

5.

Payments on Early Termination. For the purposes of Section 6(e), Market Quotation and Second Method will be used.

6.

The provisions of Section 5(a) (ii), (iii), (iv) and (vii) of the Master Agreement will not apply to Party B.

             7.

Representations.  Section 3 of the Master Agreement is hereby amended by adding the    following additional subsections:

(a)

No Agency.  It is entering into this Transaction as principal.

(b)

Eligible Contract Participant.  It is an “eligible contract participant” as defined in the Commodity Futures Modernization Act of 2000.

(c)

No Reliance. In connection with the negotiation, entering into and execution of this Transaction, Party B acknowledges and agrees that: (i) Party A is acting for its own account and not as a fiduciary for, or financial or investment advisor to, Party B (or in any similar capacity) regardless of whether Party A provides Party B with market information or its views; (ii) Party B is not relying upon any communications (whether written or oral) from Party A as investment advice or as a recommendation to enter into this Transaction (other than the representations expressly set forth in the Master Agreement), it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction; (iii) Party B has not received from Party A any assurance or guarantee as to the expected results of this Transaction and understands the risks of the Transaction; (iv) Party B has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it has made its own independent investment, hedging, and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by Party A; and (v) Party B has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives.

             8

Netting of Payments.  Subparagraph (ii) of Section 2(c) of the Master Agreement will not apply to any Transaction between the parties hereto.

9.

Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Confirmation is executed and delivered by LaSalle Bank National Association. (the “Trustee”), not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement (the “Trust Agreement”) dated as of 01 July 2005, among the Trustee, Aurora Loan Services LLC, as Master Servicer and Structured Asset Securities Corporation, as Depositor, (b) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal representation, undertaking or agreement of the Trustee but is made and intended for the purpose of binding only the Trust and (c) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken  by the Trust under this Confirmation.

10.

Non-Petition. Lehman Brothers Special Financing Inc. hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against, the Party B, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction until one year and one day after the termination of this Trust.

11.

Waiver of Trial By Jury.  Insofar as is permitted by law, each party irrevocably waives any and all rights to trial by jury in any legal proceeding in connection with this Transaction, and acknowledges that this waiver is a material inducement to the other party’s entering into this Transaction.

12.    Any amendments, transfers or assignments of obligations under this Confirmation shall not be effective unless a  Rating Agency confirms in writing that the rating of any Certificates issued by the Trust will be unaffected by such action.

Payment Instructions for Party B in USD:

LaSalle Bank

ABA #: 071 000 505

LaSalle CHGO/CTR/BNF:/LaSalle Trust

Acct #:  723026.3

Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number 646-885-9551 (United States of America),   Attention: Documentation.

Very truly yours,

Lehman Brothers Special Financing Inc.

By: /s/ Anatoly Kozlov

Authorized Signatory

Accepted and confirmed as

of the date first written

Lehman XS Trust Mortgage Pass-Through Certificates, Series 2005-4

By:  LaSalle Bank National Association

not in its individual capacity but solely as Trustee

By: /s/ Christopher Lewis

Name:  Christopher Lewis

Title:    Assistant Vice President

Schedule A

*Calculation Period from and including	*Calculation Period up to but excluding	Strike Rate (%)	Notional Amount (in USD)
9/30/2005	10/25/2005	5.0000	88,629,000.00
10/25/2005	11/25/2005	5.0000	86,772,070.05
11/25/2005	12/27/2005	5.0000	84,898,217.37
12/27/2005	1/25/2006	5.0000	83,012,419.21
1/25/2006	2/27/2006	5.0000	80,963,197.42
2/27/2006	3/27/2006	5.0000	78,754,333.16
3/27/2006	4/25/2006	4.5213	76,390,086.39
4/25/2006	5/25/2006	4.5494	73,875,185.25
5/25/2006	6/26/2006	4.5724	71,214,813.11
6/26/2006	7/25/2006	4.5708	68,414,593.19
7/25/2006	8/25/2006	4.5781	65,480,570.95
8/25/2006	9/25/2006	4.5854	62,422,794.28
9/25/2006	10/25/2006	4.5893	59,420,561.62
10/25/2006	11/27/2006	4.5904	56,474,535.83
11/27/2006	12/26/2006	4.5886	53,583,670.07
12/26/2006	1/25/2007	4.6461	50,746,936.94
1/25/2007	2/26/2007	4.5811	47,963,328.08
2/26/2007	3/26/2007	4.5822	45,231,853.86
3/26/2007	4/25/2007	4.5875	42,551,543.04
4/25/2007	5/25/2007	4.5901	39,921,442.38
5/25/2007	6/25/2007	4.5974	37,340,616.35
6/25/2007	7/25/2007	4.6158	34,808,146.80
7/25/2007	8/27/2007	4.6196	32,323,132.59
8/27/2007	9/25/2007	4.6231	29,884,689.35
9/25/2007	10/25/2007	6.4000	27,491,949.12
10/25/2007	11/26/2007	6.4000	25,144,060.04
11/26/2007	12/26/2007	6.4000	22,840,186.09
12/26/2007	1/25/2008	6.4000	20,579,506.77
1/25/2008	2/25/2008	6.4000	18,361,216.80
2/25/2008	3/25/2008	6.4000	16,184,525.87
3/25/2008	4/25/2008	6.4000	14,048,658.37
4/25/2008	5/27/2008	6.4000	11,952,853.05
5/27/2008	6/25/2008	6.4000	9,896,362.83
6/25/2008	7/25/2008	6.4000	7,878,454.51
7/25/2008	8/25/2008	6.4000	5,898,408.50
8/25/2008	9/25/2008	6.4000	3,955,518.58
9/25/2008	10/25/2008	6.4000	2,049,091.65
10/25/2008	11/25/2008	6.4000	348,965.96

*subject to adjustment in accordance with the relevant Business Day Convention.